Intangible Assets	12 Months Ended
Dec. 31, 2017
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Intangible Assets
Note 15	Intangible Assets

Intangible assets, including goodwill, are identifiable, represent future economic benefits and are controlled by the company. Goodwill is not amortized but is subject to annual impairment reviews.

Accounting Policies	Accounting Estimates and Judgments

An intangible asset is recognized when it is:

• reliably measurable;

• identifiable (separable or arises from contractual rights);

• probable that expected future economic benefits will flow to the company; and

• controllable by the company.

Intangible assets are recorded initially at cost, including development and applicable employee costs, and relate primarily to:

• production and technology rights;

• contractual customer relationships;

• computer software;

• goodwill; and

• computer software and other developed projects (internally generated).

The following expenses are never recognized as an asset in current or subsequent periods:

• costs to maintain software programs; and

• development costs previously recognized as an expense.

Amortization is recognized in net income as an expense related to the function of the intangible asset.

Useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

All business combinations are accounted for using the acquisition method. Identifiable intangible assets are recognized separately from goodwill. Goodwill is carried at cost, is no longer amortized and represents the excess of the cost of an acquisition over the fair value of the company’s share of the net identifiable assets of the acquired subsidiary or equity method investee at the date of acquisition.

Separately recognized goodwill is carried at cost less accumulated amortization (recognized prior to 2002) and impairment losses. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.

Judgment is applied to determine non-tangible expenditures eligible for capitalization.

Estimation is applied to determine expected useful lives used in the straight-line amortization of intangible assets with finite lives. Changes in accounting estimates can result from changes in useful life or the expected pattern of consumption of an asset (taken into account by changing the amortization period or method, as appropriate).

Goodwill is allocated to CGUs or groups of CGUs for the purpose of impairment testing based on the level at which it is monitored by management, and not at a level higher than an operating segment. The allocation is made to those CGUs or groups of CGUs expected to benefit from the business combination in which the goodwill arose.

Supporting Information

Goodwill is the only intangible asset with an indefinite useful life recognized by the company. All other intangible assets have finite useful lives. Following is a reconciliation of intangible assets:

	Goodwill [1]		Other		Total
	2017	2016	2017	2016	2017	2016

Carrying amount, beginning of year	$97	$97	$83	$95	$180	$192
Additions	–	–	1	2	1	2
Amortization	–	–	(15)	(14)	(15)	(14)

Carrying amount, end of year	$97	$97	$69	$83	$166	$180

Balance as at December 31 comprised of:
Cost	$104	$104	$123	$122	$227	$226
Accumulated amortization	(7)	(7)	(54)	(39)	(61)	(46)

Carrying amount	$97	$97	$69	$83	$166	$180

[1] The company’s aggregate carrying amount of goodwill was $97 (2016 – $97), representing 1.2 percent of shareholders’ equity as at December 31, 2017 (2016 – 1.2 percent). Substantially all of the company’s recorded goodwill relates to the nitrogen segment.